UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 26, 2000
                                                           -------------

                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
        --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


              Delaware                                    22-3297339
  --------------------------------------        -----------------------------
     (State or other jurisdiction                     (I.R.S. Employer
    incorporation  of  organization)                Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey           07052-2989
-----------------------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:        (973) 669-7366
                                                    --------------------------

Item 5.  Other Events

     On July 26, 2000, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter results.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

        Regulation                              Sequential Page Number
        S-K Exhibit                           Where Attached Exhibits Are
           Number           Document            Located in this Form 8-K
        -----------    -------------------    ----------------------------

           99.1        Press Release dated               4
                         July 26, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PENNFED FINANCIAL SERVICES, INC.

Date: July 27, 2000                 By:     /s/ Joseph L. LaMonica
                                        -----------------------------------
                                                Joseph L. LaMonica
                                                President and Chief
                                                Executive Officer